Reconciliation of Non GAAP measure to GAAP measure

The reconciliation of net loss to adjusted EBITDA is as follows:

	For the Years Ended December 31,
	2015	2014	2013
	(In thousands)
Adjusted EBITDA reconciliation:
Consolidated net loss applicable to common stockholders, as reported	$(74,022)	$(62,670)	$(61,981)
Interest income	(102)	(366)	(245)
Interest expense	80,038	79,810	89,196
Provision for income taxes	15,058	34,814	28,719
Depreciation and amortization	35,355	36,822	37,870
EBITDA	$56,327	$88,410	$93,559
Stock-based compensation	5,107	1,594	191
Loss on retirement of debt	7,091	5,679	—
Other expense (income), net	216	(32)	(307)
Noncontrolling interests in income of subsidiaries	7,888	19,930	18,471
Impairment of long-lived assets	41,211	—	14,880
Employment Agreement and incentive plan award expenses	4,884	4,606	2,301
Severance related costs	2,746	1,201	1,233
Income from discontinued operations, net of tax	—	—	(885)
Adjusted EBITDA	$125,470	$121,388	$129,443

	Three Months Ended March 31,
	2016	2015
	(In thousands)

Adjusted EBITDA reconciliation:
Consolidated net loss attributable to common stockholders, as reported	$(3,947)	$(18,489
Add back non-station operating income items included in consolidated net loss:
Interest income	(68)	(7)
Interest expense	20,638	19,245
Provision for income taxes	1,775	8,530
Depreciation and amortization	8,682	9,088
EBITDA	$27,080	$18,367
Stock-based compensation	772	1,581
Other income, net	(11)	(152)
Noncontrolling interests in income of subsidiaries	421	6,466
Employment Agreement Award and incentive plan award expenses	2,239	368
Severance related costs	231	475
Adjusted EBITDA	$30,732	$27,105

RADIO ONE

THE URBAN MEDIA SPECIALIST

MAY 2016

Safe Harbor Statement and Non GAAP Financial Measures

SAFE HARBOR STATEMENT

This presentation contains certain forward-looking statements regarding Radio One, Inc.'s (the "Company") business strategy and the related impact, the Company's capital plan and the continuation of current trends, future events, and the future performance of the Company. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements. Various factors, including risks and uncertainties referred to in the 10-K, 10-Q, and other reports the Company periodically files with the SEC, could cause the Company's actual results to differ materially from those indicated by management's projections or other forward-looking statements.

NON GAAP FINANCIAL MEASURES

In addition to financial results prepared in accordance with Generally Accepted Accounting Principles, or GAAP, this presentation may also contain certain non-GAAP financial measures. Management uses these non-GAAP measures to evaluate the Company's performance and in planning for future periods. Management believes that adjusting GAAP measures by excluding or including certain items is helpful to investors and analysts who may wish to use some or all of this information to analyze the Company's current performance, prospects, and valuation. It is important to note these non-GAAP measures involve judgment by management and should be considered in addition to, not as a substitute for, the most directly comparable measures calculated and prepared in accordance with GAAP. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures with their most direct comparable GAAP financial measures included as an appendix to this presentation.

Today's presenters



Alfred C. Liggins, III
Chief Executive Officer, President and Treasurer



Peter Thompson
Chief Financial Officer, Executive Vice President

- Mr. Liggins has been CEO of Radio One since 1997 and President since 1989
- Mr. Liggins joined Radio One in 1985 as an account manager at WOL-AM
- In 1987, Mr. Liggins was promoted to General Sales Manager and promoted again in 1988 to General Manager overseeing Radio One's Washington, DC operations

- Mr. Thompson has been CFO of Radio One since February 2008
- Mr. Thompson joined Radio One in October 2007, as Executive Vice President of Business Development
- Prior to working with Radio One, Mr. Thompson served as a public accountant and spent 13 years at Universal Music in the United Kingdom, including five years as CFO

The evolution of Radio One


1980
Cathy Hughes acquires first radio station, WOL-AM 1450, in Washington, D.C.
1985
Alfred Liggins joins Radio One
1987
Acquires WMMJ-FM in Washington, D.C.
1997
Alfred Liggins becomes CEO
Cathy Hughes becomes the Board's Chairperson
1999
May
Radio One completes $172 million Initial Public Offering
2001
1999 - 2001: Acquires more than 50 radio stations
2003
January
Radio One and Comcast announce JV to form TV One
2004
January
Launches TV One in 2.2 million households
December
DTV invests in TV One
2005
February
Acquires 51% stake in Reach Media for $56 million
2008
March
Launches Interactive One and purchases Community Connect
2012
Acquires additional interest in Reach Media to increase ownership stake to 80%
2015
April
Invests $5 million in MGM National Harbor
Completes acquisition of Comcast's 47.9% stake in TV One

The only integrated media company focused on African-American culture

RADIO ONE	TV ONE	REACH MEDIA	iONE
#1 local radio in target demographic	#2 cable network in target demographic	#1 syndicated radio in target demographic	#1 digital portfolio in target demographic
15m weekly	**58m** households	**22m** weekly	**13m** monthly unique visitors
16 large urban markets 56 radio stations 150+ DJs and 100+ events	1 cable network Award-winning shows	9 celebrity personalities 'must attend' events	67 properties 15m fans + followers
Revenue $197m (43%)	Revenue $184m (40%)	Revenue $55m (12%)	Revenue $21m (5%)
EBITDA $72m (37% margin)	EBITDA $67m (37% margin)	EBITDA $9m (17% margin)	EBITDA -$0.3m

Note: Financial results are based on FY 2015 and exclude corporate, eliminations and other.

Key investment highlights

1 Diversified multi-media company	▪ Leading radio, TV and internet brands targeting African-Americans ▪ Planned company name change to UrbanOne Media and Entertainment to reflect broader business model ▪ Non-radio businesses are approaching 50% of total revenue and Adjusted EBITDA ▪ Meaningful cross-selling as a fully integrated multi-media platform
2 Large and stable free cash flow	▪ $43 million of pro forma LTM 1Q 2016 free cash flow ▪ Contracted affiliate fees represent 24.5% of total revenues ▪ Low capital expenditure intensity business
3 Compelling growth	▪ TV One is a high-growth business – 16.3% EBITDA growth '13A – '15A CAGR – 11.9% net revenue / subscriber growth '13A – '15A CAGR ▪ Core radio experiencing 1Q upswing in performance with positive 2Q pacings ▪ Benefits from 2016 political year ▪ Planned 4Q 2016 opening of MGM National Harbor will generate returns in 2017
4 Undervalued stock price	▪ Sum of the parts valuation reveals significant undervaluation ▪ Interactive One, which reaches 13 million visitors, is crossing over to positive Adjusted EBITDA ▪ NOL balance as of 3/31/2016 of $923 million
5 Compelling target demographics	▪ $2.6bn spent on media targeting African-Americans in the US during 2013 ▪ Fast growing demographic: 5.9% '14E – '19E CAGR vs. 4.4% for the general population ▪ Heavy users of audio / video media, video games and social media ▪ TV One viewers and Radio One listeners participate less in digital transition given slightly older age skew
6 Diversified advertiser base	▪ No customer concentration / key customer risk ▪ Strong, defensible positions in local communities ▪ Conduit for politicians to reach a key demographic constituency
7 Experienced management team	▪ Created and managed TV One from launch ▪ Long-standing radio expertise

Compelling demographic and consumer trends

Large US African-American population base in 2014

~42.1 million
13.2% of US population

Projected US African-American population growth 2014–2019

+2.5 million
14.3% of US population

Projected US African-American population growth 2014–2019

5.9% African-American vs. **4.4%** General

African-American consumer spending in 2014

~$1.1 trillion

Projected increase in African-American consumer spending 2014–2019

+$261.3 billion
+27.2%

92%
% of African-Americans who listen to Radio for 12+ hours per week
(2% more than general markets)

44 hours
Average TV hours watched by African-Americans per week
(42% more than total population)

9 hours
Average weekly time spent on App/Web on a smartphone
(15% more than total population)

2014 US Population


African American 13.2%
Hispanic 17.4%
All others 69.4%

Non-white population is projected to cross over >50% of the total US population in

2044

Median viewer / listener age

TV One
Overall: 49
35% Male / 65% Female

Radio One
Mainstream: 32
UAC: 50
Praise: 49
BOOM: 39

Source: Nielsen Total Audience Report Q4 2015.
Nielsen Powerful. Growing. Influential. The African-American Consumer, 9/25/2014.
"The Multicultural Economy 2014" Selig Center for Economic Growth, Terry College of Business, The University of Georgia, 2014.
US Census Bureau, Projections of the Size and Composition of the U.S. Population: 2014 to 2060, March 2015.
Nielsen Audio Winter 2016 PPM Estimates.

Advertisers have fewer choices for targeting African-Americans than those seeking to market to Hispanics

The number of cable networks for Hispanics is 5x the number of African-Americans networks

African-American networks

Hispanic networks

# of African-American cable networks:
8

# of Hispanic cable networks:
40

Radio is the leading reach platform in the U.S.

Radio Reaches over 93% of adult consumers on a weekly basis

- Over 265 million people listen to radio each week
- 95% of adults 35-49 listen to radio each week and 75% of them work full-time

Over 91% of African-Americans, or 31 million individuals, are reached by radio each week

- African-Americans are the heaviest consumers of radio with nearly 13 hours of listening each week
- In the top 50 African-American designated market areas (DMAs), radio reaches 94% of African-Americans with household incomes above $75K and 93% of African-American college graduates

Urban Contemporary radio listening is continuing to grow and is currently at an all-time high

- Format has grown by a tenth of a share each month during 2016
- Urban radio reaches Millennials. Among the core 18-34 demographic, Urban Contemporary radio ranks fourth in Nielsen's March 2016 National PPM Format Trends

Source: Nielsen State Of The Media: Audio Today, February 2016.
Nielsen African-American Consumers-the untold story 2015.
Nielsen Powerful. Growing. Influential. The African-American Consumer, 9/25/2014.
Radio Advertising Bureau Revenue Release, March 3, 2016.
Inside Radio, May 2, 2016.

Radio One overview

RADIO ONE
THE URBAN MEDIA SPECIALIST

The largest radio broadcaster primarily targeting the African-American community


Indianapolis
WHHH-FM
WTLC-FM
WNOU-FM
WTLC-AM
WDNI-CD[2]
Columbus
WCKX-FM
WXMG-FM
WBMO-FM
WJYD-FM
Detroit
WPZR-FM
WDMK-FM
WCHB-AM
WGPR-FM
Cleveland
WENZ-FM
WERE-AM
WZAK-FM
WJMO-AM
Baltimore
WERQ-FM
WWIN-FM
WOLB-AM
WWIN-AM
Boston
WILD-AM[1]
Philadelphia
WPPZ-FM
WPHI-FM
WRNB-FM
Cincinnati
WIZF-FM
WOSL-FM
WDBZ-AM
St. Louis
WFUN-FM
WHHL-FM
Washington, DC
WKYS-FM
WMMJ-FM
WPRS-FM
WYCB-AM
WOL-AM
Dallas
KBFB-FM
KSOC-FM
Raleigh-Durham
WQOK-FM
WFXK-FM
WFXC-FM
WNNL-FM
Richmond
WCDX-FM
WPZZ-FM
WKJM-FM
WKJS-FM
WTPS-AM
Houston
KMJQ-FM
KBXX-FM
KROI-FM
Atlanta
WPZE-FM
WHTA-FM
WAMJ-FM
WUMJ-FM
Charlotte
WPZS-FM
WOSF-FM
WQNC-FM

- 56 radio stations owned / operated in 16 of the top 33 urban markets
- Radio One programming is available on over 200 non-Radio One stations
- 15 million listeners weekly
- National leader in African-American syndicated programming

Source: Nielsen Audio and company filings.
(1) On February 3, 2014, the Company executed a new TBA, effective December 1, 2013, for its remaining station in Boston, WILD-AM. The TBA has a three-year term, and at the conclusion of the TBA, WILD-AM will be conveyed to Radio Boston Broadcasting, Inc., an affiliate of Pacific Media International, LLC.
(2) WDNI-CD (formerly WDNI-LP), is a low power television station.

Leading positions in key radio markets

	Radio One				Estimated Metro populations (mm)[3]		
	Number of Stations[1]		Average audience	African-American		African-	% African-
Market	FM	AM	share[2]	rank[3]	Total (mm)	American	American
Atlanta	4	–	13.6	2	4.6	1.5	33.6%
Washington, DC	3	2	10.5	4	4.9	1.3	26.7%
Houston	3	–	12.8	5	5.5	1.0	17.4%
Philadelphia	3	–	7.8	6	4.6	0.9	20.5%
Dallas	2	–	5.4	7	5.8	0.9	16.0%
Detroit	3	1	10.2	8	3.8	0.8	22.0%
Baltimore	2	2	14.8	11	2.4	0.7	28.8%
Charlotte	3	–	14.2	13	2.2	0.5	22.6%
St. Louis	2	–	9.7	16	2.3	0.4	18.6%
Cleveland	2	2	12.4	18	1.8	0.4	19.9%
Raleigh-Durham	4	–	17.1	19	1.5	0.3	22.7%
Boston[5]	–	1	N/A	20	4.2	0.3	7.5%
Richmond[4]	4	1	21.1	21	1.0	0.3	30.2%
Columbus, OH	4	–	7.1	26	1.6	0.3	16.0%
Indianapolis	3	1	14.3	28	1.5	0.2	16.1%
Cincinnati	2	1	6.9	34	1.8	0.2	12.6%
Total	**44**	**11**			**49.5**	**10.2**	**20.6%**

(1) WDNI-CD (formerly WDNI-LP), the low power television station that we operate in Indianapolis is not included in this table and constitutes the 56th broadcast station.
(2) Audience share data are for the 12+ demographic and derived from the Nielsen Survey ending with the Fall 2015 Nielsen Survey.
(3) Population estimates are from the Nielsen Radio Market Survey Population, Rankings and Information, Fall 2015.
(4) Richmond is the only market in which we operate using the diary methodology of audience measurement.
(5) We retain ownership of a station in Boston; however, that station is the subject of a TBA and is not operated by us. Therefore, we do not subscribe to Nielsen for our Boston market.

TV One overview


Empire
Chasing Waterfalls


unsung


FATAL ATTRACTION
THE DATING GAME$

- **#2 cable network targeting African-Americans**
  - – Highest composition of African-American viewers (88% of audience)
  - – Current Nielsen subscribers of 58 million
- **24 hour network encompassing rich diversity of black life in America**
  - – TV One posted 5 consecutive quarters of y-o-y gains in Prime among P25-54 & HH, 4Q14-4Q15
  - – In 2015, TV One was the Top Cable Growth network among our competitive set (BET, WEtv, OWN, MTV2, Lifetime, VH1, TNT, Bravo, Centric, UPtv & Oxygen)
  - – TV One made history with 1Q15 posting the network's best Quarterly performance of All Time
- **Continued strong operating performance**
  - – 2015 revenue increased ~17% y-o-y to $183.6 million
  - – 2015 Adjusted EBITDA increased ~27% y-o-y to $67.4 million

Performance of TV One has been impressive

Subscriber monetization trends ($/subscriber)


'13A–'15A CAGR
Adv $ / sub: +7.7%
Aff $ / sub: +16.5%
$1.11
$1.05
$1.19
$1.10
$1.32
$1.28
$1.41
$1.36
$1.79
$1.48
2011
2012
2013
2014
2015
Advertising revenue / Subscriber
Affiliate revenue / Subscriber

Revenue composition


($ in millions)
$58.9
48.5%
$62.4
51.5%
$68.2
52.1%
$62.8
47.9%
$75.4
50.8%
$73.2
49.2%
$79.7
50.9%
$76.8
49.1%
$100.2
54.7%
$83.1
45.3%
2011
2012
2013
2014
2015
Advertising revenue
Affiliate revenue

Nielsen subscribers and household ratings


Nielsen (in millions)
60
45
30
150
100
50
Households (in 000's)
2011
2012
2013
2013
2014
2015
Nielsen
Prime
Total Day

EBITDA and margin


($ in millions)
26.5%
31.3%
33.3%
34.0%
36.8%
$32.1
$41.0
$49.8
$53.2
$67.4
2011
2012
2013
2014
2015
EBITDA
Margin

Source: Nielsen, National TV Toolbox, L3, (12/29/14 - 12/27/15).

TV One distribution agreements

	3/31/16 Subscribers	Subscriber Upside Potential	Term
DIRECTV (1)	14.9		Apr-16
COMCAST	13.9	3.0 - 4.0	Jan-25
TimeWarner	7.4		Mar-23
AT&T (1)	5.2		Jun-26
verizon	4.6		Sep-20
NCTC / Other	1.8		Sep-21
CABLEVISION	1.7		Dec-18
Charter	1.0	1.5 - 2.5	Mar-23
cox	1.0	0.4	May-16
dish	–	TBD	TBD
nielsen	57.9		

Folding into current AT&T deal

All MSOs' contracts reflect same rate card with planned annual escalators

Note Current Commercial Load - 14mins/hr on an average monthly basis (inclusive of 2 mins local, but not any promotional).
New Contracts Commercial Load - 18mins/hr monthly average (inclusive of 2mins local and any promotional time), but not implemented until all deals are done.

(1) DirecTV is operating under AT&T's affiliate contract.

Reach Media overview

Leading radio show syndication network of African-American programming & content

- Reach syndicated radio shows dominate urban adult contemporary, urban and inspirational programming
  - The Tom Joyner Morning Show
  - The Get Up with Erica Campbell Show
  - The DL Hughley Show
  - The Rickey Smiley Morning Show
  - The Russ Parr Morning Show
  - The Keepin' It Real with Reverend Al Sharpton Show
  - The Willie Moore Jr. Show – Afternoon Inspiration
  - The Nightly Spirit with Darlene McCoy Show
  - The Ed Lover Show – Mornings
- Exposure to nearly 90% of the African-American population









Reach Digital has 35 million page views and 4 million unique visitors per month

Reach Destination Events and Initiatives generate sponsorships and enhance community relationships

Interactive One overview

Fast-growing and valuable audience of 13 million monthly unique visitors

- Coveted hard-to-reach audience
- Highly engaged on platform
- High monetization per user
- In December 2014, Interactive One acquired the Global Grind brand and website
  - Investment diversifies the platform in the entertainment industry while still focusing on the African-American demographic

Significant growth opportunities

- Growth in users as target audience continues to expand
- Growth in annual revenue per user from expansion of video, mobile and social
- Growth in alliance partnerships (licensing, jobs, local partnerships) by profitably leveraging current offering
- Further benefit from cross-selling opportunities as digital becomes the focus of more marketers


One

13m MONTHLY Unique Visitors ACROSS OUR PLATFORM

15m FACEBOOK & TWITTER FANS

400+ ORIGINAL STORIES EVERY WEEK

55 LOCAL CONTENT SITES

143m MONTHLY PAGE VIEWS

Source: Comscore and Google Analytics.

There's nothing else like us out there


Television
Radio
Digital
Social
Live Events
Intelligence
Influencer Network
Branded Content
one solution

Diversified advertiser base

Uniquely, vertically integrated multi-media platform

	TV (HH)	DIGITAL (UVS)	NATIONAL RADIO (LISTENERS)	LOCAL RADIO (LISTENERS)
One Solution	**58m**	**13m**	**26m**	**15m**
BET	89m	9m	0m	0m
ESSENCE	0m	2m	0m	0m

Radio One is the **ONLY minority owned media entity** at scale that targets the African-American community, which makes us **more credible** with the audience and helps advertisers **reach minority spend targets**

Source: Comscore.
Google Analytics.
Nielsen African American-Consumers-the untold story 2015.
Nielsen Powerful. Growing. Influential. The African-American Consumer, 9/25/2014.
Inside Radio, May 2, 2016.


one
solution

MGM National Harbor investment

Further diversifies Radio One's platform in the entertainment industry while still focusing on its core demographic

- Following its $5 million investment in April 2015, Radio One will invest an additional $35 million from cash in 4Q 2016
- MGM National Harbor anticipated to be completed in 4Q 2016
- In return, Radio One receives:
  - 6.7% ownership
  - 1% of net gaming revenue, expected to commence in 2017
  - $1 million in advertising revenue from MGM for 5 years, expected to commence in 2016
- MGM National Harbor expected to generate net gaming revenues of $712.6 million in 2019 [1]


RADIO
ONE

Radio One Headquarters
Silver Spring, Maryland





MGM National Harbor
Prince George's County, Maryland

(1) Cummings Associates, Projected Gaming Revenues and Impacts of Proposed New Casinos in Prince George's Country, Maryland., December 18, 2013.

Financial highlights

Recent 1Q 2016 results

($ in millions)

Segment	Revenue Q1 2015	Revenue Q1 2016	Revenue change	EBITDA Q1 2015	EBITDA Q1 2016	EBITDA change	Commentary
RADIO ONE	$45.0	$44.8	(0.5%)	$13.9	$15.5	11.1%	▪ Sequential monthly improvement in advertising in 1Q 2016 ▪ Strong political revenues with expectations for continued strength throughout the remainder of 2016 ▪ Operating expenses were down 6% driven by cost cutting efforts
TV One	$45.7	$49.5	8.2%	$16.0	$18.5	15.8%	▪ Strong growth in both advertising (+3.5%) and affiliate revenues (+12.3%) ▪ Operating expenses were up 4% driven by higher marketing spending and content amortization
REACH MEDIA	$10.7	$11.0	2.5%	$2.0	$2.2	10.4%	▪ Revenues increased from $10.7 to $11.0 million ▪ Operating expenses remained flat
iOne	$5.7	$5.4	(5.6%)	$0.1	$0.2	NM	▪ Revenue decrease due to decline in alliance revenues ▪ Best first quarter for direct advertising revenue ▪ Operating expenses were down 8% due to lower traffic acquisition costs and programming expenses
Total	$105.8	$109.1	3.1%	$27.1	$30.7	13.4%	▪ All segments posted double digit Adjusted EBITDA growth

Recent financial performance ('13 – '15)

($ in millions)

Segment	Revenue 2013A	Revenue 2014A	Revenue 2015A	Revenue CAGR	EBITDA 2013A	EBITDA 2014A	EBITDA 2015A	EBITDA CAGR	Commentary
RADIO ONE	$222.5	$213.0	$197.4	(5.8%)	$94.2	$85.5	$72.2	(12.5%)	▪ Radio and Reach now under single leadership ▪ Ongoing cost saving efforts ▪ Ratings improvements in key markets ▪ Sales turnaround in Washington D.C. and Houston
TV One	$149.5	$157.1	$183.6	10.8%	$49.8	$53.2	$67.4	16.3%	▪ Advertising revenue '13A – '15A CAGR: 6.5% ▪ Affiliate revenue '13A – '15A : 15.3% ▪ Contractual affiliate fee increases ▪ Focus on higher margin programming ▪ Empire acquisition
REACH MEDIA	$56.7	$52.5	$54.8	(1.7%)	$5.9	$1.7	$9.2	24.8%	▪ Contractual talent compensation savings ▪ Further talent diversification
One	$25.6	$24.3	$21.2	(9.1%)	$0.5	$1.4	($0.3)	NA	▪ Breakeven business on $20+m revenue ▪ Hired digital consultant to improve margin ▪ Appointed new President ▪ Direct ad sales momentum
Total	$448.7	$441.4	$450.9	0.2%	$129.4	$121.4	$125.5	(1.5%)	▪ 2016 Adjusted EBITDA guidance of $133m - $137m

Summary free cash flow profile

($ in millions)	Pro forma 2015	LTM 3/31/16
Adjusted EBITDA	**$125.5**	**$129.1**
(-) Minority interest and other	(3.3)	(3.8)
Attributable EBITDA	**$122.1**	**$125.3**
(-) Cash Interest [1]	76.0	76.3
(-) Capital expenditures	7.5	5.9
(-) Cash Taxes	0.3	0.4
Free cash flow	**$38.3**	**$42.8**

(1) 2015 pro forma for full year impact of debt refinancing and Comcast buyout.

Current Radio One capitalization

($ in millions)	Rate	Maturity	Pro forma As of 3/31/16	Cum. leverage	As of 5/9/16 Price	As of 5/9/16 YTW	Call Date	Call Price	Rating Moody's / S&P
Cash			$55						
Term Loan	L + 450	12/31/18	$347		NA	NA			B2 / B
Senior Secured Notes	7.375%	4/15/22	350		95.250	8.410%	4/15/18	103.69	B2 / B
Total secured debt			**$697**	**5.4x**					
Senior Subordinated Notes	9.250%	2/15/20	315		84.500	14.750%	2/15/17	104.63	Caa2 / CCC
Senior Subordinated Notes (Comcast Notes)	10.470%	4/17/19	12						
Total debt			**$1,024**	**8.0x**					
Net debt			**$969**	**7.5x**					
LTM Adj. EBITDA			**$129**						
Corporate rating			**B3 / B-**						

Total cash and debt balances are pro forma for a repurchase of ~$20 million of 9.250% Senior Subordinated Notes during the second quarter of 2016

Trading and valuation overview of peers

($ in millions, except per share amounts)	Radio One (1)	Radio companies: Entercom (2)	Radio companies: Townsquare (2)	Cable companies: AMC Networks	Cable companies: Discovery	Cable companies: Scripps Networks Interactive
Share price (5/17/16)	$2.26	$11.49	$8.72	$65.02	$27.45	$64.49
Equity value	**$112**	**$471**	**$243**	**$4,713**	**$15,419**	**$8,318**
(+) Debt, preferred and minority interest	1,024	498	599	2,982	7,475	3,790
(–) Cash	(55)	(15)	(33)	(316)	(390)	(223)
Enterprise value (5/17/16)	**$1,081**	**$954**	**$809**	**$7,379**	**$22,504**	**$11,884**
Net debt / LTM EBITDA	7.5x	4.0x	5.5x	3.2x	3.0x	2.8x
Enterprise value / 2016E EBITDA	8.0x	8.3x	7.4x	8.4x	9.3x	8.6x

(1) Radio One is guiding 2016E Adjusted EBITDA in the range of $133 and $137 million.
(2) Estimates based on average of Wall Street research.

Radio One's businesses are significantly undervalued

($ in millions, except per share amounts) Segment	PF 2016E EBITDA	Illustrative multiples Current	Upside	Illustrative valuation Current	Upside
TV One	$75	8.0x	9.3x	$601	$698
Radio One / Reach Media / Interactive One[1]	60	8.0x	8.3x	480	498
Total	**$135**			**$1,081**	**$1,196**
Implied 2016E EV / EBITDA				**8.0x**	**8.9x**
Stock price				$2.26	$4.78
vs. Current stock price (% difference)					*111.5%*

Equity upside driven by sizeable NOL balance ($923mm), Company investments (MGM National Harbor), and undervalued growth prospects of TV One business and Radio One assets

(1) Includes Corporate, Eliminations, and Others.

RADIO ONE

THE URBAN MEDIA SPECIALIST

www.home.radio-one.com